UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 16, 2018

Date of Report

MARKER THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37939	45-4497941
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 West Forsyth Street Suite 200 Jacksonville, FL	32202
(Address of principal executive offices)	(Zip Code)

(904) 516-5436

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On October 17, 2018, Marker Therapeutics, Inc. formerly known as TapImmune Inc., (“Marker” or the “Company”), completed its business combination with Marker Cell Therapy, Inc. (formerly Marker Therapeutics, Inc.), a privately-held Delaware corporation (“Marker Cell”) dedicated to the development of adoptive non-gene modified T cell therapies for the treatment of hematologic malignancies and solid tumors, in accordance with the terms of an Agreement and Plan of Merger and Reorganization, dated as of May 15, 2018 (the “Merger Agreement”), by and among the Company, Timberwolf Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), and Marker Cell. On October 17, 2018, pursuant to the Merger Agreement, Merger Sub was merged with and into Marker Cell (the “Merger”), with Marker Cell being the surviving corporation and becoming a wholly owned subsidiary of the Company. In connection with the Merger, the Company changed its name to Marker Therapeutics, Inc., and Marker Cell changed its name to Marker Cell Therapy, Inc. The name change and merger were both affected on October 17, 2018. Shares of the Company’s common stock commenced trading on The Nasdaq Capital Market under the new ticker symbol “MRKR” as of market open on October 18, 2018.

On October 17, 2018, the Company filed a Current Report on Form 8-K (the Original Form 8-K) reporting, among other items, the consummation of the Merger.

This Amendment No. 1 to Current Report on Form 8-K amends the Original Form 8-K to provide (i) the historical audited consolidated financial statements of Marker Cell as of and for the year ended December 31, 2017, (ii) unaudited financial statements of Marker Cell for six months ended June 30, 2018; and (iii) the unaudited pro forma condensed combined statements of income for the year ended December 31, 2017, and unaudited pro forma condensed combined balance sheet as of December 31, 2017, as required by Items 9.01(a) and 9.01(b) of Current Report on Form 8-K, respectively. Such financial information was excluded from the Original Form 8-K in reliance on the instructions to such Items. On October 25, 2018, the Securities and Exchange Commission (the “SEC”) pursuant to its authority under Rule 3-13 of Regulation S-X granted the Company a waiver from the requirements to file certain Item 9.01 Information called for in such Original Form 8-K for the Marker transaction that was otherwise required under Rule 8.04 of Regulation S-X. The Company had submitted such request for a waiver from the requirements of Rule 8.04 of Regulation S-X for filing Marker Cell’s 2016 audited financial statements because (among other things) it believed the 2016 audited financials of Marker Cell would not be meaningful to investors as a result of the lack of operations and revenue in 2016.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The audited consolidated financial statements of Marker Cell Therapy Inc. as of and for the year ended December 31, 2017 are filed herewith as Exhibit 99.1 and are incorporated herein by reference. The unaudited consolidated financial statements of Marker Cell Therapy, Inc. (formerly Marker Therapeutics, Inc.) as of the six months ended June 30, 2018 are filed herewith as Exhibit 99.2 and are incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined statements for the year ended December 31, 2017, and unaudited pro forma condensed combined balance sheet as of December 31, 2017, each giving effect to the Merger, are filed as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated herein by reference.

(d) Exhibits.

Number	Description

23.1	Consent of Marcum LLP

99.1	Audited Financial Statements of Marker Cell Therapy Inc. (formerly Marker Therapeutics, Inc.), as of and for the year ended December 31, 2017.

99.2	Unaudited Financial Statements of Marker Cell Therapy Inc. (formerly Marker Therapeutics, Inc.) for Six Months ended June 30, 2018.

99.3	Unaudited Pro Forma Condensed Consolidated Financial Statement of the Company and Marker Cell Therapy Inc. (formerly Marker Therapeutics, Inc.) as of and for the year ended December 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKER THERAPEUTICS, INC.
Date: October 26, 2018	By:	/s/ Michael Loiacono
	Name:	Michael Loiacono
	Title:	Chief Financial Officer